UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): August 11, 2017 (August 8, 2017)

HealthLynked Corp.
(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 000-55768

Nevada	47-1634127
(State of Incorporation)	(I.R.S. Employer Identification No.)

1726 Medical Blvd., Suite 101, Naples, Florida	34110
(Address of Principal Executive Offices)	(ZIP Code)

(239) 513-9022

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.   Entry Into A Material Definitive Agreement

On August 8, 2017, HealthLynked Corp. (the “Company”) entered into an agreement (the “Amendment”) with Iconic Holdings, LLC, a Delaware corporation (the “Holder”) to amend those certain Convertible Promissory Notes issued by the Company to the Holder in the principal amounts of $550,000, dated July 7, 2016 (“Note 1”) and $50,000, dated July 7, 2016 (“Note 2”), as amended pursuant to the first amendment dated February 10, 2017 (collectively, as amended, the “Notes”). Pursuant to the Amendment, Holder agreed to extend the maturity date for Note 1 to July 11, 2018 and the maturity date for Note 2 to July 7, 2018.

In consideration for the foregoing, the Company issued to the Holder a common stock purchase warrant (the “Warrant”) to purchase up to one million (1,000,000) shares of the Company’s common stock (the “Warrant Shares”) at an exercise price of $0.30 per share, subject to adjustments as set forth in the Warrant. The Warrant has a term of five years and the Holder’s exercise is subject to a 9.99% beneficial ownership limitation. The Warrant may be exercised on a “cashless” basis after the six month anniversary of issuance if the underlying Warrant Shares have not been registered for resale.

The Amendment also provides that, if the Company issues the Holder a second warrant (the “Additional Warrant”) for an additional 1,000,000 shares of common stock, with terms identical to those of the Warrant, the maturity date of Note 1 shall be extended to July 11, 2019, and the maturity date of Note 2 shall be extended to July 7, 2019. As of the date of this Current Report on Form 8-K, the Company has not issued the Additional Warrant.

The foregoing description of the Amendment and the Warrant are qualified in their entirety by reference to the full text of the Amendment and the Warrant, copies of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this report and are incorporated by reference herein.

Item 3.02.  Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Item 1.01 above, which is incorporated by reference, in its entirety, into this Item 3.02.

The Warrant and Warrant Shares have not been registered under the Securities Act of 1933, as amended (“the Securities Act”), or any state securities laws, and are being offered and sold only to an “accredited investor” (as defined in Rule 501(a) of the Securities Act) pursuant to an exemption from registration under Section 4(a)(2) of the Securities Act and/or Regulation D of the Securities Act.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Amendment #2, dated August 8, 2017, by and between HealthLynked Corp., and Iconic Holdings, LLC
10.2	Form of Common Stock Purchase Warrant, dated August 8, 2017, by and between HealthLynked Corp., and Iconic Holdings, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HealthLynked Corp.

Dated: August 11, 2017	By:	/s/ George O’Leary
George O’Leary
Chief Financial Officer

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